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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 16, 2005

                                 TRANSPRO, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                           1-13894                           34-1807383
   (State or other jurisdiction         (Commission File Number)               (I.R.S. Employer
        of incorporation)                                                    Identification No.)

                  100 GANDO DRIVE, NEW HAVEN, CONNECTICUT 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 16, 2005, Transpro entered into an amendment to the merger agreement providing for the merger of Modine Manufacturing Company's aftermarket business into Transpro. The merger agreement was amended to extend the termination date thereunder from June 30, 2005 to July 31, 2005, to waive the closing conditions relating to delivery of comfort letters from accountants regarding the registration statement, to provide for the settlement of certain payments made or received on behalf of or at the request of the other party and to update certain exhibits and schedules to the merger agreement.

         The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the amendment, a copy of which is filed as an exhibit hereto and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits:

         2.1    Letter agreement, dated as of June 16, 2005, amending the
                Agreement and Plan of Merger among Modine Manufacturing
                Company, Modine Aftermarket Holdings, Inc. and Transpro.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    TRANSPRO, INC.

Date:  June 17, 2005                By:  /s/ Richard A. Wisot
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                                        Richard A. Wisot
                                        Vice President, Treasurer, Secretary,
                                        and Chief Financial Officer